EXHIBIT 10.49


                               LEVI STRAUSS & CO.
                 EMPLOYEE LONG-TERM INVESTMENT AND SAVINGS PLAN

                                   AMENDMENTS


         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Levi Strauss & Co. Employee Long-Term Investment and Savings Plan (the "ELTIS"); and

         WHEREAS, Section 16 of the ELTIS provides that LS&CO. may amend the ELTIS at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend the ELTIS, effective April 1, 2001, by reducing the eligibility service requirement for member contributions (excluding members employed at the Powell or Valencia facilities) from 1 year to 6 months; and

         WHEREAS, LS&CO. desires to amend the ELTIS, effective April 1, 2001, to increase the limits on pre-tax and post-tax contributions of members (excluding members employed at the Powell or Valencia facilities) from ten percent of their compensation to fifteen percent; and

         WHEREAS, LS&CO. desires to amend the ELTIS to permit all highly compensated employees to participate in the ELTIS effective January 1, 2001; and

         WHEREAS, LS&CO. desires to amend the ELTIS, effective January 1, 2001, to exclude certain compensation from being taken into account for deferral purposes; and

         WHEREAS,  LS&CO.  desires  to  amend   the  ELTIS  to  reflect  various
administrative changes, such as granting the Investment Committee full discretion to select investment funds offered under the ELTIS, changing the default investment option in the event a member fails to file a proper investment direction, and changing the procedure relating to how undeliverable checks are reinvested; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the ELTIS and to further delegate the authority to take certain actions with respect to the ELTIS; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the ELTIS and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within the delegated authority of Fred D. Paulenich;

         NOW THEREFORE, effective as of the dates set forth herein, LS&CO. amends the ELTIS as follows:

1. Effective as of January 1, 2001, the second sentence of Section 2.13 of the ELTIS is hereby amended by deleting the phrase ", and amounts deferred under the Company's Deferred Compensation Plan for executives."

2. Effective as of January 1, 2001, paragraph (k) of Section 2.16 of the ELTIS is hereby amended in its entirety to read as follows:


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                           "(k) A  Highly  Compensated Employee, with respect to
         eligibility to made Member Contributions or receive an allocation of Matching Contributions only, except as otherwise provided under Section 3.5(b)."

3. Effective as of January 1, 2001, Section 2.20 of the ELTIS is hereby amended by adding the following before the last paragraph thereof:

                  "Notwithstanding the foregoing, effective for Plan Years beginning after December 31, 1996, the term Highly Compensated Employee means any Employee who:

                           (c) Was a five percent (5%) owner of the Company or an Affiliated Company (as defined in section 416(I)(1) of the Code) at any time during the Plan Year or the preceding Plan Year; or

                           (d) For the preceding Plan Year received 'compensation' (as defined below) from the Company or an Affiliated Company in excess of eighty thousand dollars ($80,000), as adjusted under Regulations or rulings issued by the IRS."

4.       Effective  as of April 1,  2001,  the  second to  last   paragraph   of
         Section 2.53 of the ELTIS is hereby amended to read as follows:

                  "All Service will be aggregated, whether or not such Service is performed consecutively, and every partial month will be deemed to be one full month of Service; except that for purposes of eligibility under Sections 3.1(a), 3.1(c), and 3.2, an Employee must complete full calendar months of Service."

5. Effective as of April 1, 2001, Section 3.1 of the ELTIS is hereby amended in its entirety to read as follows:

                  "3.1 COMMENCEMENT OF MEMBERSHIP. Each Employee who was a Member in the Plan on the Effective Date will continue to be a Member. Each Employee who was not a Member in the Plan on the Effective Date will become a Member in the Plan under paragraphs (a), (b), and (c), below.

                           (a) PRE-TAX CONTRIBUTIONS AND MATCHING CONTRIBUTIONS. Membership in the Plan is voluntary for the Pre-Tax Contributions provided for in Section 4.1 and the Matching Contributions provided for in Section 5.1. Each Employee may become a Member in the Plan with respect to Pre-Tax Contributions and Matching Contributions on the first day of the first pay period coinciding with or next following the day on which he or she completes a Year of Service, by filing the prescribed form with the Administrative Committe in advance. Notwithstanding the foregoing sentence, effective April 1, 2001, each Employee (other than an Employee employed at the Powell or Valencia facilities) may become a Member in the Plan with respect to Pre-Tax Contributions on the first day of the first pay period coinciding with or next following the day on which he or she completes six (6) months of Service, by filing the prescribed form with the Administrative Committee in advance. However, eligibility for Matching Contributions remains one (1) Year of Service for all Employees.

                           (b) SPECIAL COMPANY CONTRIBUTIONS. Membership for Special Company Contributions provided for in Section 5.2 is automatic. An Employee who is hired on or before November 30 of the prior Plan Year, and who maintains an employment relationship with the

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         Company or  an Affiliated  Company from such date until the last day of such Plan Year, will become a Member in the Plan for any Special Company Contribution as of the last day of such Plan Year.

                           (c) POST-TAX CONTRIBUTIONS. Effective as of the first pay period ending after June 1, 1995, an Employee may become a Member in the Plan with respect to Post-Tax Contributions on the first day of the first pay period coinciding with or next following the day on which he or she completes a Year of Service, by filing the prescribed form with the Administrative Committee in advance. Notwithstanding the foregoing sentence, effective April 1, 2001, each Employee (other than an Employee employed at the Powell or Valencia facilities) may become a Member in the Plan with respect to Post-Tax Contributions on the first day of the first pay period coinciding with or next following the day on which he or she completes six (6) months of Service, by filing the prescribed form with the Administrative Committee in advance.

                  Upon  becoming  a  Member,  an  Employee  will   designate   a
         Beneficiary under Sections 2.8 and 12."

6. Effective as of April 1, 2001, Section 3.2 of the ELTIS is hereby amended in its entirety to read as follows:

                  "3.2 REHIRED AND TRANSFERRED EMPLOYEES. A former Employee who is rehired will be eligible to begin or resume membership, as applicable, in the Plan on the first Membership Date coincident with or next following the date he or she attains or returns to the status of an Employee and has completed a Year of Service. Notwithstanding the foregoing sentence, effective April 1, 2001, a former Employee who is rehired (other than an Employee reemployed at the Powell or Valencia facilities) will be eligible to begin or resume membership, as applicable, in the Plan on the first Membership Date coincident with or next following the date he or she attains or returns to the status of an Employee and has completed six (6) months of Service.

                  If an employee of the Company or an Affiliated Company transfers employment either to the Company or to another employment classification and as a result qualifies as an Employee, such Employee will be eligible to begin membership in the Plan as described under
         Section 3.1. Further, effective April 1, 2001, if an Employee transfers from the Company (other than the Powell or Valencia facilities) to the Powell or Valencia facilities after he or she has completed six (6) months of Service but before completing a Year of Service, such Employee's membership in the Plan will be suspended in accordance with
         Section 3.3 until the first Membership Date coincident with or next following the date he or she has completed a Year of Service; provided that if he or she subsequently transfers to the Company (other than the Powell or Valencia facilities), such Employee will be eligible to begin or resume membership, as applicable, in the Plan as described in
         Section 3.1."

7. Effective as of April 1, 2001, the first sentence of Section 3.3 of the ELTIS is hereby amended to read as follows:

         "A Member's membership in the Plan will be suspended for any period during which the Member is an employee of the Company or an Affiliated Company but not an Employee or for any period described in Section 3.2."

8. Effective as of January 1, 2001, the ELTIS is hereby amended by deleting Appendix F in its entirety.


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9.       Effective  as of January  1, 2001,  paragraph  (b) of  Section   3.5 of
         the ELTIS is hereby  amended in its entirety to read as follows:

                           "(b) ELIGIBLE HIGHLY COMPENSATED EMPLOYEES. Notwithstanding Section 3.5(a), a Highly Compensated Employee who satisfies the eligibility requirements of Section 3.1 may participate in the Plan for all or a portion of a Plan Year as a Member provided that he or she is included in an eligible category of Highly Compensated Employees described in paragraphs (b)(i) or (b)(ii), below:

                                (i) For   the  Plan  Year  ending  in  the  1996
                  calendar year, Highly Compensated Employees whose compensation (as determined pursuant to Section 2.20) for the prior Plan Year did not exceed ninety five thousand dollars ($95,000); or

                                (ii) For any Plan Year beginning in or after the
                  1996 calendar year, all Highly Compensated Employees."

10. Effective as of April 1, 2001, Section 4.1 of the ELTIS is hereby amended in its entirety to read as follows:

                  "4.1 ELECTION TO MAKE CONTRIBUTIONS. A Member whose membership is not suspended under Sections 3.3 or 3.5 may elect, as of the first day of any pay period in any month, to begin making Member Contributions to the Plan at the rates specified in paragraphs (a) or
         (b), below:

                       (a) In  one  percent  (1%)  increments  of  his  or   her
                           Compensation, up to a maximum of ten percent (10%)(or effective as of April 1, 2001, fifteen percent (15%) with respect to those Members who are not employed at the Powell or Valencia facilities); or

                       (b) In five  dollar  ($5.00)  increments, up to a maximum
                           of  twenty-five  dollars ($25.00).

         The Member may elect to make such Member Contributions either as Pre-Tax Contributions, Post-Tax Contributions, or any combination thereof. A Member's election to make Pre-Tax Contributions will constitute an election (for federal tax purposes and, wherever permitted, for state and local tax purposes) to have his or her taxable Compensation reduced by the amount of all Pre-Tax Contributions."

11.      Effective  as of  April 1, 2001,   Section   4.3 of the ELTIS is hereby
         amended in its  entirety  to read as follows:

                  "4.3 CHANGE OR SUSPENSION OF CONTRIBUTIONS. A Member, at any time, may change the rate of his or her Member Contributions within the percentage and dollar limitations described in Section 4.1 or may change the nature of such Member Contributions as Pre-Tax Contributions or Post-Tax Contributions by filing the prescribed form with the
         Administrative Committee, or by utilizing such other notification procedure as is prescribed by the Administrative Committee. A Member may suspend all Member Contributions by filing the prescribed form with the Administrative Committee, or by utilizing such other notification procedure as is prescribed by the Administrative Committee. Such changes in rate or nature of Member Contributions or suspension of Member Contributions will become effective as soon as reasonably practicable after the date the form is filed with or notice is received by the Administrative Committee. With
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         respect to a Member who transfers to a new facility  within the Company during a Plan Year, such Member's election prior to such transfer will automatically be suspended until he or she re-elects to begin making Member Contributions following such transfer in accordance with Section 4.1, with such new election becoming effective as soon as reasonably practicable after it is received by the Administrative Committee."

12. Effective as of April 1, 2001, the first paragraph of Section 5.1 of the ELTIS is hereby amended in its entirety to read as follows:

                  "5.1 MATCHING CONTRIBUTIONS. Except as provided below, for each period (an 'Accumulation Period') during a Plan Year, beginning with the pay period coinciding with or next following the day on which a Member completes a Year of Service, the Company will make a Matching Contribution to the Plan in an amount equal to fifty percent (50%) of such Member's Member Contributions for the Accumulation Period, provided that Member Contributions in excess of ten percent (10%) of such Member's Compensation shall not be matched. The Matching Contribution will be reduced by any amount which cannot be allocated to the Member because of the contribution limitation described in Section
         10.1. The Board of Directors may determine in its sole discretion that:"

13. Effective as of the date this amendment is adopted, the ELTIS is hereby amended by deleting Appendix C in its entirety.

14. Effective as of the date this amendment is adopted, Section 6.1(a) of the ELTIS is hereby amended in its entirety to read as follows:

                       "(a) IN GENERAL. All contributions to the Plan will be held by the Trustee for investment and reinvestment as part of the Trust Fund under the Trust Agreement. The Trust Fund will consist of Funds or other investment vehicles designated by the Investment Committee, as may be amended from time to time in the sole discretion of the Investment Committee."

15.      Effective  as  of  the  date  this   amendment  is  adopted,  the first
         paragraph of Section 6.2 of the ELTIS are hereby amended to read as follows:

         "All Member Contributions, Matching Contributions and Special Company Contributions will be deposited in the Fund designated by the Member for such investment in one percent (1%) increments of such contribution as directed by the Member in accordance with procedures established by the Administrative Committee. A Member's investment directions will remain in effect until changed by the Member. If the Member fails to file any investment directions, his or her share of any Special Company Contributions allocated to his or her Special Company Account, his or her Member Contributions, and Matching Contributions will be deposited in a Fund designated from time to time by the Investment Committee in its sole discretion."

16. Effective as of November 15, 1999, Section 9.8 of the ELTIS is hereby amended to read as follows:

                  "9.8 UNDELIVERABLE CHECKS. In the event that a Benefit cannot be delivered, the Account of the Member (or Beneficiary, as applicable) shall be recredited with the amount of the Benefit which cannot be delivered. Such Benefit shall be reinvested in the Fidelity Retirement Money Market Fund (or such as the Investment Committee, in its sole discretion, determines is most similar to a money market fund with respect to its risk characteristics), except that the Benefit relating to any undeliverable check returned after November 15, 1999 shall be reinvested

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         in  the same Fund(s) from  which it  was  withdrawn  based  on both the
         Member's (or Beneficiary's, if applicable) prior investment allocation percentage and the Funds(s) net asset value as of the applicable reinvestment date."

                                      * * *

         IN WITNESS WHEREOF, LS&CO. has caused this instrument to be executed by its duly authorized officer this _____ day of _______________________, 2001.



                              LEVI STRAUSS & CO.


                              ____________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources